AMENDMENT NO. 9 TO CREDIT AGREEMENT This AMENDMENT NO. 9 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 27, 2019, is entered into by and among EBIX, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto as guarantors (the “Guarantors” and collectively with the Borrower, the “Credit Parties”) under the Credit Agreement (defined below), each Lender under the Credit Agreement that is a party hereto (including each Increasing Lender (defined below)) and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. RECITALS WHEREAS, the Borrower, the Administrative Agent and certain banks and other financial institutions (the “Lenders”) are parties to that certain Credit Agreement, dated as of August 5, 2014 (as amended hereby, as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of February 3, 2015, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of June 17, 2016, as further amended by that certain Amendment No. 3 to Credit Agreement and Waiver dated as of October 19, 2017, as further amended by that certain Amendment No. 4 to Credit Agreement and Waiver dated as of November 3, 2017, as further amended by that certain Amendment No. 5 to Credit Agreement (Incremental Increase) dated as of November 3, 2017, as further amended by that certain Amendment No. 6 to Credit Agreement dated as of February 21, 2018, as further amended by that certain Amendment No. 7 to Credit Agreement dated as of April 9, 2018, as further amended by that certain Amendment No. 8 to Credit Agreement (Including Incremental Increase) dated as of November 27, 2018 and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility and term loan facility to the Borrower; WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth below in a manner permitted by, and consistent with, Section 11.4 of the Existing Credit Agreement; NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Existing Credit Agreement. 2. Amendments. The Existing Credit Agreement is amended as follows: (a) the definition of “Consolidated EBITDA” set forth in Section 1.1 thereof is amended by adding the following new clause (i) at the end, and making conforming grammatical changes to add such clause: “(i) the amount paid in cash by the Borrower and its Subsidiaries during such period pursuant to that certain Order and Final Judgment entered by the Delaware Court of Chancery on April 5, 2019 approving that certain Stipulation and Agreement of Settlement dated January 23, 2019, among the Borrower, the other defendants and the plaintiffs in the litigation captioned In re Ebix, Inc. Stockholder Litigation, Consol. C.A. No. 8526-VCS, provided that aggregate amount added back pursuant to this clause (i) during the term of this Agreement shall not exceed $19,651,896.” 119040584_3

(b) clause (e) of the definition of “Indebtedness” set forth in Section 1.1 thereof is amended by replacing such clause in its entirety with the following: “(e) Disqualified Equity Interests (other than the Yatra Disqualified Equity Interests in an amount up to $260,000,000, which shall not constitute Indebtedness for any purpose under this Agreement);” (c) the following new definition is added to Section 1.1 thereof in its proper alphabetical order: “ ‘Yatra Disqualified Equity Interests’ means the preferred Equity Interests issued by the Borrower to the sellers of Yatra Online, Inc., so long as such Equity Interests (a) have no maturity date, (b) are not mandatorily redeemable, (c) are only redeemable at the option of the holder for a single 30-day period commencing on the date that is 24 months after the date of issuance thereof, (d) have a mandatory redemption price not in excess of $53.10 per share and (e) do not provide for any scheduled payments of dividends in cash.” (d) the table in Section 8.7(a) thereof is deleted and replaced with the following: Period Maximum Consolidated Net Leverage Ratio Sixth Amendment Effective Date 3.50 to 1.00 through and including June 30, 2019 September 30, 2019 through and 3.70 to 1.00 including December 31, 2019 March 31, 2020 and thereafter 3.50 to 1.00 3. Representations and Warranties. The Borrower and each of the other Credit Parties, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) violate in any material respect the terms of any of the Credit Parties’ Organizational Documents; (ii) except as could not reasonably be expected to have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any other Contractual Obligations of any Credit Party, (iii) result in or require the creation of any Lien upon any of the properties or assets of any Credit Party (other than Liens created under any of the Credit Documents in favor of the Collateral Agent for the benefit of the holders of the Obligations), or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any material Contractual Obligation of any Credit Party; (b) this Amendment has been duly executed and delivered by each Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit 2 119040584_3

Party in accordance with its terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability; (c) the representations and warranties of each Credit Party contained in Section 6 of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Ninth Amendment Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 6.7(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.1(b) and (a) of the Credit Agreement, respectively. 4. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the related amendments to the Credit Agreement herein provided are each subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Ninth Amendment Effective Date”): (a) the Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, counterparts of this Amendment, duly executed by each Credit Party, the Administrative Agent and the Required Lenders; (b) each of the representations and warranties set forth in Section 3 above is true and correct in all material respects (or, with respect to any such representation or warranty modified by a materiality or Material Adverse Effect standard, in all respects (taking into account such materiality or Material Adverse Effect standard)); (c) after giving effect to this Amendment, as of the Ninth Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing; and (d) the Administrative Agent shall have received a consent fee, for the ratable benefit of each Consenting Lender (defined below), equal to 0.15% times the aggregate amount of Revolving Commitments and Term Loans held by the Lenders who deliver to the Administrative Agent a signature page (without being in escrow) to this Amendment no later than 5:00 p.m. Eastern Time on September 26, 2019; and (e) the Administrative Agent shall have confirmation that all other fees payable under this Amendment, under the Credit Agreement and under any engagement, commitment or fee letter with respect to this Amendment, and all reasonable out-of-pocket fees and expenses required to be paid on or before the Ninth Amendment Effective Date, have been paid, including the reasonable out-of- pocket fees and expenses of counsel for the Administrative Agent to the extent invoiced prior to the date hereof (without prejudice to final settling of accounts for such fees and expenses). 5. Reaffirmation. Each Credit Party, (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents as amended hereby, (c) agrees that this Amendment, and all documents executed in connection herewith, do not operate to reduce or discharge any Credit Party’s obligations under the Credit Documents, and (d) confirms that the Collateral Documents and the Liens granted thereunder remain in full force and effect notwithstanding the entry into this Amendment. 3 119040584_3

6. Miscellaneous. (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Credit Document are and shall remain in full force and effect. All references in any Credit Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Credit Party, and their respective successors and assigns. (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 11.13 AND 11.14 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL. (d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective upon satisfaction of the conditions set forth in Section 4 hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 11.4 of the Credit Agreement. (e) If any provision of this Amendment or the other Credit Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Credit Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 11.2 of the Credit Agreement, all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder. (g) This Amendment shall constitute a “Credit Document” under and as defined in the Credit Agreement. [Signature Pages Follow.] 4 119040584_3